Exhibit 99.2 1 KIMCO AND WEINGARTEN STRATEGIC MERGER Investor Presentation Creates Premier Open-Air Shopping Center & APRIL 2021 Mixed-Use Real Estate CompanyExhibit 99.2 1 KIMCO AND WEINGARTEN STRATEGIC MERGER Investor Presentation Creates Premier Open-Air Shopping Center & APRIL 2021 Mixed-Use Real Estate Company

SAFE HARBOR This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Kimco Realty Corporation (“KIM”) and Weingarten Realty Investors (“WRI”) intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding KIM and WRI, include, but are not limited to, statements related to the anticipated acquisition of WRI and the anticipated timing and benefits thereof; KIM’s expected financing for the transaction; KIM’s ability to deleverage and its projected target net leverage; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: KIM’s and WRI’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of WRI and KIM management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that WRI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; KIM’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of KIM’s common stock or WRI’s common shares; the possibility that, if KIM does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of KIM’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for KIM’s common stock or preferred stock or KIM’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting KIM and WRI, including those described from time to time under the caption “Risk Factors” and elsewhere in KIM’s and WRI’s Securities and Exchange Commission (“SEC”) filings and reports, including KIM’s Annual Report on Form 10-K for the year ended December 31, 2020, WRI’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which KIM or WRI are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by KIM or WRI on their respective websites or otherwise. Neither KIM nor WRI undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Important Additional Information and Where to Find It In connection with the proposed merger, KIM will file with the SEC a registration statement on Form S-4 to register the shares of KIM common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the common stockholders of KIM and the shareholders of WRI seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIM, WRI AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from KIM at its website, www.kimcorealty.com, or from WRI at its website, www.weingarten.com. Documents filed with the SEC by KIM will be available free of charge by accessing KIM’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request to KIM at IR@kimcorealty.com or 500 North Broadway Suite 201, Jericho, New York 11753, telephone: (866) 831- 4297, and documents filed with the SEC by WRI will be available free of charge by accessing WRI’s website at www.weingarten.com under the heading Investors or, alternatively, by directing a request to WRI at ir@weingarten.com or 2600 Citadel Plaza Drive, Houston, TX 77008, telephone: (800) 298-9974. Participants in the Solicitation KIM and WRI and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of KIM and the shareholders of WRI in respect of the proposed transaction under the rules of the SEC. Information about KIM’s directors and executive officers is available in KIM’s proxy statement dated March 17, 2021 for its 2021 Annual Meeting of Stockholders. Information about WRI’s directors and executive officers is available in WRI’s proxy statement dated March 15, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from KIM or WRI using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 2SAFE HARBOR This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Kimco Realty Corporation (“KIM”) and Weingarten Realty Investors (“WRI”) intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding KIM and WRI, include, but are not limited to, statements related to the anticipated acquisition of WRI and the anticipated timing and benefits thereof; KIM’s expected financing for the transaction; KIM’s ability to deleverage and its projected target net leverage; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: KIM’s and WRI’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of WRI and KIM management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that WRI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; KIM’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of KIM’s common stock or WRI’s common shares; the possibility that, if KIM does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of KIM’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for KIM’s common stock or preferred stock or KIM’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting KIM and WRI, including those described from time to time under the caption “Risk Factors” and elsewhere in KIM’s and WRI’s Securities and Exchange Commission (“SEC”) filings and reports, including KIM’s Annual Report on Form 10-K for the year ended December 31, 2020, WRI’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which KIM or WRI are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by KIM or WRI on their respective websites or otherwise. Neither KIM nor WRI undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Important Additional Information and Where to Find It In connection with the proposed merger, KIM will file with the SEC a registration statement on Form S-4 to register the shares of KIM common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the common stockholders of KIM and the shareholders of WRI seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KIM, WRI AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from KIM at its website, www.kimcorealty.com, or from WRI at its website, www.weingarten.com. Documents filed with the SEC by KIM will be available free of charge by accessing KIM’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request to KIM at IR@kimcorealty.com or 500 North Broadway Suite 201, Jericho, New York 11753, telephone: (866) 831- 4297, and documents filed with the SEC by WRI will be available free of charge by accessing WRI’s website at www.weingarten.com under the heading Investors or, alternatively, by directing a request to WRI at ir@weingarten.com or 2600 Citadel Plaza Drive, Houston, TX 77008, telephone: (800) 298-9974. Participants in the Solicitation KIM and WRI and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of KIM and the shareholders of WRI in respect of the proposed transaction under the rules of the SEC. Information about KIM’s directors and executive officers is available in KIM’s proxy statement dated March 17, 2021 for its 2021 Annual Meeting of Stockholders. Information about WRI’s directors and executive officers is available in WRI’s proxy statement dated March 15, 2021 for its 2021 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from KIM or WRI using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 2

TRANSACTION OVERVIEW — Kimco Realty Corporation (“Kimco”) is merging with Weingarten Realty Investors (“Weingarten”) in a strategic combination TRANSACTION § Total consideration per Weingarten share of 1.408 Kimco shares plus $2.89 in cash DETAIL TRANSACTION (1) § $3.9 billion equity value and $5.9 billion transaction value ECONOMICS — Pro forma ownership of approximately 71% Kimco / 29% Weingarten — Company will retain the name Kimco Realty Corporation and continue to trade on the NYSE under the ticker “KIM” MANAGEMENT & — Kimco management team to continue to lead the combined company and will remain headquartered in Governance New York GOVERNANCE — Board will be expanded to nine Directors, with the addition of one new member from the Weingarten Board Governance of Trust Managers COST SAVINGS — Kimco intends to maintain its current dividend level post-transaction DIVIDEND AND SYNERGIES EXPECTED — Expected closing in 2H 2021, subject to customary closing conditions, including Kimco and Weingarten EXPECTED TIMING shareholder approvals TIMING 3 1. Includes customary transaction costs.TRANSACTION OVERVIEW — Kimco Realty Corporation (“Kimco”) is merging with Weingarten Realty Investors (“Weingarten”) in a strategic combination TRANSACTION § Total consideration per Weingarten share of 1.408 Kimco shares plus $2.89 in cash DETAIL TRANSACTION (1) § $3.9 billion equity value and $5.9 billion transaction value ECONOMICS — Pro forma ownership of approximately 71% Kimco / 29% Weingarten — Company will retain the name Kimco Realty Corporation and continue to trade on the NYSE under the ticker “KIM” MANAGEMENT & — Kimco management team to continue to lead the combined company and will remain headquartered in Governance New York GOVERNANCE — Board will be expanded to nine Directors, with the addition of one new member from the Weingarten Board Governance of Trust Managers COST SAVINGS — Kimco intends to maintain its current dividend level post-transaction DIVIDEND AND SYNERGIES EXPECTED — Expected closing in 2H 2021, subject to customary closing conditions, including Kimco and Weingarten EXPECTED TIMING shareholder approvals TIMING 3 1. Includes customary transaction costs.

TRANSACTION RATIONALE

Combination Creates Premier Open-Air Shopping Center and Mixed-Use Real Estate Company

CREATES LEADING SHOPPING CENTER REIT WITH BENEFITS OF SCALE

- Pro forma total enterprise value of ~$20 billion is greater than other public shopping center REITs and establishes Kimco as a clear leader in the sector
- Enhances liquidity and access to capital
- Improves margins and G&A rationalized over larger asset base
- Combined platform will benefit from a robust pipeline of opportunities

ENHANCES PORTFOLIO QUALITY AND DIVERSIFICATION

- Highly complementary portfolios create an unparalleled high-quality, grocery-anchored shopping center portfolio of 559 operating properties in top MSAs
  - ~80% of ABR from grocery-anchored centers
  - $18.79 ABR per square foot
- Increases Kimco's penetration in desirable Sun Belt markets, creating a well-balanced, national platform

IMPROVES GROWTH PROFILE WITH SIGNIFICANT VALUE CREATION OPPORTUNITIES

- Largely de-risked development projects with minimal spend remaining will serve as a catalyst for future growth, with significant cash flow coming online in the next several years
- Mixed-use expertise with strong track record of multifamily development provide cash flow diversification and densification opportunities

KIMCO REALTY

4

TRANSACTION RATIONALE (CONT’D) — Transaction is expected to be immediately accretive to earnings — Kimco’s scalable platform along with the significant overlap in portfolio composition provide for substantial G&A and operating synergies GENERATES POSITIVE FINANCIAL IMPACT WITH § Expected annual GAAP expense synergies of $35 – $38 million and cash expense synergies of $31 – (1) IMMEDIATE EARNINGS $34 million ACCRETION — Improved cost of capital will further enhance earnings profile, especially as existing debt matures in the coming years — Significantly increases shareholder liquidity and opportunities for index inclusion / index re-weighting — Transaction delevers the balance sheet on a Net Debt + Preferred / EBITDA basis and accelerates Kimco’s path to further deleveraging in the future — Significant unencumbered asset base with secured debt continuing to be a minimal portion of the capital MAINTAINS STRONG structure BALANCE SHEET — Improves debt service coverage ratios — Continued emphasis on conservative credit policies as well as maintaining substantial liquidity and financial flexibility 5 1. Cash expense synergies adjusted for capitalized costs and stock-based compensation.TRANSACTION RATIONALE (CONT’D) — Transaction is expected to be immediately accretive to earnings — Kimco’s scalable platform along with the significant overlap in portfolio composition provide for substantial G&A and operating synergies GENERATES POSITIVE FINANCIAL IMPACT WITH § Expected annual GAAP expense synergies of $35 – $38 million and cash expense synergies of $31 – (1) IMMEDIATE EARNINGS $34 million ACCRETION — Improved cost of capital will further enhance earnings profile, especially as existing debt matures in the coming years — Significantly increases shareholder liquidity and opportunities for index inclusion / index re-weighting — Transaction delevers the balance sheet on a Net Debt + Preferred / EBITDA basis and accelerates Kimco’s path to further deleveraging in the future — Significant unencumbered asset base with secured debt continuing to be a minimal portion of the capital MAINTAINS STRONG structure BALANCE SHEET — Improves debt service coverage ratios — Continued emphasis on conservative credit policies as well as maintaining substantial liquidity and financial flexibility 5 1. Cash expense synergies adjusted for capitalized costs and stock-based compensation.

WEINGARTEN SNAPSHOT Weingarten Owns a High-Quality, Grocery-Anchored Portfolio Located in Sun Belt and West Coast Markets 159 94%/93% 92.9% Baa1/BBB # of Properties Operating Portfolio Moody’s / Q4/Jan. Base (1) Occupancy S&P Ratings Rent Collections $ 30M SF 82% $20.43 $718/SF Total Gross Leasable ABR/SF % of ABR from Grocery AVG Grocery (2) Area (GLA) Anchored Centers Sales/SF As of 12/31/2020 unless otherwise noted. 6 1. As of 2/22/2021. 2. Pre-COVID.WEINGARTEN SNAPSHOT Weingarten Owns a High-Quality, Grocery-Anchored Portfolio Located in Sun Belt and West Coast Markets 159 94%/93% 92.9% Baa1/BBB # of Properties Operating Portfolio Moody’s / Q4/Jan. Base (1) Occupancy S&P Ratings Rent Collections $ 30M SF 82% $20.43 $718/SF Total Gross Leasable ABR/SF % of ABR from Grocery AVG Grocery (2) Area (GLA) Anchored Centers Sales/SF As of 12/31/2020 unless otherwise noted. 6 1. As of 2/22/2021. 2. Pre-COVID.

CREATES PREMIER OPEN-AIR SHOPPING CENTER & MIXED-USE REAL ESTATE COMPANY

Enhances Scale and Portfolio Quality

		KIM 4Q20	+	WRI 4Q20	=	Pro Forma	
Leading Shopping Center REIT With IG-Rated Balance Sheet	Equity Value ($bn)	$8.5		$3.5		$12.0	+
	Enterprise Value ($bn)	$14.6		$5.3		$20.5	+
	Net Debt + Preferred / EV	42%		34%		41%	+
	Net Debt + Preferred / EBITDA (1)	7.9x		6.0x		7.6x	+
Unmatched, High-Quality, Grocery-Anchored Portfolio	# of Operating Properties	400		159		559	+
	Total GLA (mm)	70		30		100	+
	Occupancy	93.9%		92.9%		93.6%	–
	ABR PSF	$18.19		$20.43		$18.79	+
	% Exposure to Grocers by ABR	78%		82%		79%	+
	% Sun Belt Markets by ABR (2)	42%		81%		53%	+
	% Top 10 Tenants by ABR	21%		18%		19%	+

KIMCO™ REALTY

Market data as of 4/14/2021.
Note: WRI excludes $54 million debt service guarantee liability. Capitalization and leverage metrics include pro rata share of unconsolidated joint ventures.
1. Based on Q4 2020 annualized EBITDA. Pro forma includes impact of expected cost synergies, Prop 13 and interest income.
2. Sun Belt markets defined as AZ, southern CA, FL, GA, southern NV, NM, NC, SC, TN and TX.

7

ENHANCED SIZE AND SCALE

Combination Creates Top 30 REIT by Market Cap and a Clear Leader in the Shopping Center Sector

LARGEST REITS IN THE RMZ

	Company	Equity Market Cap ($bn)
1	PROLOGIS	$81.9
2	EQUINIX	61.9
3	PUBLIC STORAGE	46.7
4	DIGITAL REALTY TRUST	41.1
5	SIMON PROPERTY GROUP	37.2
6	WELLTOWER INC	31.3
7	EQUITY RESIDENTIAL	26.6
8	AVALONBAY COMMUNITIES	26.2
9	ALEXANDRIA REAL ESTATE	24.9
10	REALTY INCOME CORP	24.4
11	VENTAS	20.7
12	EXTRA SPACE STORAGE	18.9
13	ESSEX PROPERTY TRUST	18.6
14	INVITATION HOMES	18.6
15	SUN COMMUNITIES	17.9
16	HEALTHPEAK PROPERTIES	17.5
17	MID-AMERICA APARTMENT	16.9
18	BOSTON PROPERTIES	16.5
19	DUKE REALTY CORP	16.4
20	VICI PROPERTIES	15.5
21	UDR	13.5
22	WP CAREY	12.7
23	MEDICAL PROPERTIES TRUST	12.7
24	HOST HOTELS & RESORTS	12.1
25	KIMCO REALTY CORP (PRO FORMA)	12.0
26	EQUITY LIFESTYLE PPTYS	12.0
27	CAMDEN PROPERTY TRUST	11.3
28	IRON MOUNTAIN	11.0
29	AMERICAN HOMES 4 RENT A	10.9
30	GAMING & LEISURE PPTYS	10.4
38	KIMCO REALTY CORP	8.5

SHOPPING CENTER REIT LANDSCAPE BY EQUITY MARKET CAPITALIZATION

($ in billions)

- Combined company will have an equity market capitalization of approximately $12 billion
- Only shopping center REIT in the top 30 of the RMZ
- Index re-balancing (i.e., S&P 500) of new shares issued to WRI shareholders in the transaction will create additional demand for KIM's stock
- Increased size provides several operational benefits and savings and an improved access to and cost of capital


$0.2
$0.4
$0.6
$1.0
$1.0
$1.7
$1.7
$2.0
$2.1
$2.3
$2.9
$3.5
$6.1
$8.2
$8.5
$10.0
$12.0
CDR
WSR
UBA
RPT
BFS
KRG
AKR
ROIC
UE
RPAI
SITC
WRI
BRX
FRT
KIM
REG
Pro Forma

KIMCO REALTY

Sources: MSCI and SNL Financial.
Market data as of 4/14/2021.

8

GEOGRAPHIC OVERVIEW

~85% of Annual Base Rent Will Come from Top Major Metro Markets with Significant Overlap Between the Portfolios



Seattle (3%)
Portland (1%)
San Francisco (4%)
Sacramento (1%)
San Jose (1%)
Los Angeles (5%)
Orange County (2%)
San Diego (3%)
Phoenix (4%)
Denver (2%)
Chicago (1%)
Boston (2%)
New York (10%)
Philadelphia (4%)
Baltimore / Washington D.C. (10%)
Raleigh-Durham (3%)
Charlotte (1%)
Orlando (3%)
Miami / Fort Lauderdale (8%)
Austin (1%)
Dallas (2%)
Houston (9%)
Atlanta (3%)
Tampa (2%)
Kimco
Weingarten
559 Properties

Major Metro Markets ABR Contribution

- 82% Coastal and Sun Belt Markets
- 3% Other Major Metro Markets

85% Major Metro Markets

KIMCO REALTY

Note: Data as of 12/31/2020. Percentages reflect pro rata annual base rent (ABR).

9

TOP 10 TENANTS Highly Diversified, Strong Credit Tenant Base with Long-Standing Relationships — Well-staggered lease expiration schedule over the next ten years, with minimal annual expirations and no impending maturity towers 3.7% — Over 50% of leases expiring post 2032 2.3% 2.0% 2.0% 1.8% 1.8% 1.6% 1.4% 1.3% 1.3% A/A2 A/A2 BB-/Ba3 BBB+/A2 A+/A2 B-/B2 BBB/Baa1 BBB/Baa1 AA/Aa2 BB/WR 10 Source: Company filings as of 12/31/2020.TOP 10 TENANTS Highly Diversified, Strong Credit Tenant Base with Long-Standing Relationships — Well-staggered lease expiration schedule over the next ten years, with minimal annual expirations and no impending maturity towers 3.7% — Over 50% of leases expiring post 2032 2.3% 2.0% 2.0% 1.8% 1.8% 1.6% 1.4% 1.3% 1.3% A/A2 A/A2 BB-/Ba3 BBB+/A2 A+/A2 B-/B2 BBB/Baa1 BBB/Baa1 AA/Aa2 BB/WR 10 Source: Company filings as of 12/31/2020.

HIGH QUALITY PORTFOLIO Combined Portfolio Characterized by Creditworthy Retailers and National Brands Local Small Shops(< 5K SF) 8% 14% 10% National/Franchise-Based Small Shops (< 5K SF) 8% 20% GLA ABR 54% 73% 12% Mid Tier Stores (5K – 10K SF) Did You Know… Anchors (> 10K SF) • 86% of pro rata ABR comes from Anchors, Mid Tier Stores, and National/Franchise-Based tenants which typically have stronger credit profiles and greater access to capital GLA is defined as gross leasable area. ABR is defined as annual base rent. 11 As of 12/31/2020.HIGH QUALITY PORTFOLIO Combined Portfolio Characterized by Creditworthy Retailers and National Brands Local Small Shops(< 5K SF) 8% 14% 10% National/Franchise-Based Small Shops (< 5K SF) 8% 20% GLA ABR 54% 73% 12% Mid Tier Stores (5K – 10K SF) Did You Know… Anchors (> 10K SF) • 86% of pro rata ABR comes from Anchors, Mid Tier Stores, and National/Franchise-Based tenants which typically have stronger credit profiles and greater access to capital GLA is defined as gross leasable area. ABR is defined as annual base rent. 11 As of 12/31/2020.

HIGH QUALITY PORTFOLIO Essential Retail Breakdown by Pro Rata ABR Essential Retail 45% Essential Retail 44% Non-Essential Retail Grocery / Non-Essential Retail 40% Warehouse Clubs / 42% Soft Goods Pharmacy 19.1% Restaurants 15% Restaurants 14% 5.4% Home Office / Appliance 18.3% 4.3% Medical / Medical Supply % of Services 7.4% Pro Rata 3.7% Banking / Finance ABR Sporting Goods 4.1% 3.7% Home Improvement Health Club / Fitness 3.8% 3.7% Other Essential Other Non-Essential 3.5% Full 3.5% Pet Stores / Veterinary Service QSR 6.4% 9.1% Entertainment / Gathering Place 1.6% 2.3% Auto Repair & Supply / Gas Stations ABR is defined as annual base rent. 12 As of 12/31/2020.HIGH QUALITY PORTFOLIO Essential Retail Breakdown by Pro Rata ABR Essential Retail 45% Essential Retail 44% Non-Essential Retail Grocery / Non-Essential Retail 40% Warehouse Clubs / 42% Soft Goods Pharmacy 19.1% Restaurants 15% Restaurants 14% 5.4% Home Office / Appliance 18.3% 4.3% Medical / Medical Supply % of Services 7.4% Pro Rata 3.7% Banking / Finance ABR Sporting Goods 4.1% 3.7% Home Improvement Health Club / Fitness 3.8% 3.7% Other Essential Other Non-Essential 3.5% Full 3.5% Pet Stores / Veterinary Service QSR 6.4% 9.1% Entertainment / Gathering Place 1.6% 2.3% Auto Repair & Supply / Gas Stations ABR is defined as annual base rent. 12 As of 12/31/2020.

MEANINGFUL NAV CREATION OPPORTUNITY

Weingarten's Largely De-Risked, Mixed-Use Development Projects Will Drive Earnings Growth and Value Creation







Project	West Alex	Centro Arlington	The Driscoll at River Oaks
Location	**Alexandria, VA**	**Arlington, VA**	**Houston, TX**
Cost Incurred to Date	$193M	$129M	$122M
Estimated Final Cost	$200M	$135M	$150M
Anchor Tenants	Harris Teeter (Kroger)	Harris Teeter (Kroger)	Kroger
Retail	127,000 SF	72,000 SF *(65,000 SF WRI Share)*	11,000 SF
Multifamily	278 Units	366 Units	318 Units
Leasing 2020 Status Update			
Retail	82% signed with Harris Teeter expected to open in 2021	98% signed with Harris Teeter & some shop space open	Leasing activity has commenced
Multifamily	46% signed as of 2/15/2021	89% signed as of 2/15/2021	47% signed as of 2/15/2021

KIMCO REALTY

Source: Company filings as of 12/31/2020.

13

COMPLEMENTARY MIXED-USED DEVELOPMENT PIPELINE Well-Positioned to Take Advantage of Positive Trends in Northern Virginia — The combined company will have three mixed-use developments under construction in the Washington, D.C. market in close proximity to The Pentagon and the new Amazon PENTAGON CENTRE headquarters in Crystal City CENTRO ARLINGTON — With limited new residential product in the area, Kimco stands to benefit from NEW AMAZON HQ an expected increase in demand as the assets stabilize — The area is served by numerous transit connections to the Pentagon, Pentagon City and Washington Metro stations WEST ALEX Kimco Weingarten 14COMPLEMENTARY MIXED-USED DEVELOPMENT PIPELINE Well-Positioned to Take Advantage of Positive Trends in Northern Virginia — The combined company will have three mixed-use developments under construction in the Washington, D.C. market in close proximity to The Pentagon and the new Amazon PENTAGON CENTRE headquarters in Crystal City CENTRO ARLINGTON — With limited new residential product in the area, Kimco stands to benefit from NEW AMAZON HQ an expected increase in demand as the assets stabilize — The area is served by numerous transit connections to the Pentagon, Pentagon City and Washington Metro stations WEST ALEX Kimco Weingarten 14

PRO FORMA BALANCE SHEET SUMMARY

Strong Balance Sheet Provides Financial Flexibility and Ability to Execute Business and Growth Strategy

BALANCE SHEET HIGHLIGHTS

- The combined company will have a strong, investment grade rated capital structure with substantial liquidity
- Kimco's ~$785 million investment in the Albertsons grocery chain (NYSE: ACI) provides an additional future source of capital
- Well-laddered debt maturity schedule with a weighted average maturity profile of over 9 years, among the longest in the REIT industry
- Reduced Net Debt + preferred / EBITDA and potential lower cost of capital
- Lower secured debt levels and consolidated debt is 100% fixed rate, further de-risking the balance sheet
- Plan to maintain conservative financial and credit policies

TOTAL CAPITALIZATION [1]


2%
3%
3%
33%
$20.7B
58%
Common Equity
Unsecured Debt
Mortgage Debt
Share of JV Debt
Preferred Equity

KIMCO REALTY

1. Excludes cash and cash equivalents.

15

WELL-STAGGERED DEBT MATURITIES

Pro Forma Debt Maturity Schedule


Consolidated Debt
Fixed Rate 3.47%*
Floating Rate N/A
WAVG Term 9.3 Yrs
Secured Debt 8%
Unsecured Debt 92%
Joint Venture Debt
Fixed Rate 3.62%*
Floating Rate 1.67%*
WAVG Term 4.1 Yrs
Secured Debt 89%
Unsecured Debt 11%
Debt in Millions
$3,000
$2,000
$1,000
$0
3%
13%
10%
9%
11%
10%
6%
6%
1%
32%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

As of 12/31/2020. Assumes Kimco assumes Weingarten's consolidated debt and share of joint venture debt, repays Weingarten's credit facility and funds the cash component of the transaction with cash on the balance sheet and long-term unsecured debt.
** Weighted averages.*

KIMCO REALTY
16

TRANSACTION HIGHLIGHTS PREMIER OPEN AIR SHOPPING BENEFITS OF FINANCIAL NAV CREATION CENTER & MIXED- SCALE STRENGTH USE REIT The transaction will $20 billion pro forma Increase net asset Immediate earnings create an enterprise value will value (NAV) through accretion with unparalleled, facilitate access to combined mixed-use substantial synergies grocery-anchored capital and create development while maintaining shopping center economies of scale platform and sector- strong balance sheet portfolio leading retailer relationships 17TRANSACTION HIGHLIGHTS PREMIER OPEN AIR SHOPPING BENEFITS OF FINANCIAL NAV CREATION CENTER & MIXED- SCALE STRENGTH USE REIT The transaction will $20 billion pro forma Increase net asset Immediate earnings create an enterprise value will value (NAV) through accretion with unparalleled, facilitate access to combined mixed-use substantial synergies grocery-anchored capital and create development while maintaining shopping center economies of scale platform and sector- strong balance sheet portfolio leading retailer relationships 17